Exhibit 10 (e)
SUBSCRIPTION AND SHAREHOLDERS AGREEMENT
     THIS SUBSCRIPTION AND SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into as of April 8, 2010, among Stratus Technologies Bermuda Holdings Ltd., a Bermuda limited liability company (the “Company”), Technology Holdings Ltd., a Bermuda limited liability company and the Company’s majority shareholder (“Technology Holdings”), the Note Purchaser Shareholders (as defined below) and the Second Lien Shareholders (as defined below and, collectively with Technology Holdings and the Note Purchaser Shareholders, the “Shareholders”).
RECITALS
     WHEREAS, in consideration for the entry by the Second Lien Shareholders to that certain Second Amendment to the First Amended and Restated Second Lien Credit Agreement among the Second Lien Shareholders and certain Subsidiaries of the Company (the “Second Amendment”), the Company is required to issue to the Second Lien Shareholders, and the Second Lien Shareholders desire to receive, in addition to any other rights and benefits provided under the Second Amendment, the Second Lien Shares (as defined below), each credited as fully paid.
     WHEREAS, in consideration for the purchase of the Notes (as defined below) by the Note Purchaser Shareholders, the Company is required to issue to the Note Purchaser Shareholders, and the Note Purchaser Shareholders desire to receive, in addition to any other rights and benefits provided under the Notes, the Note Purchaser Shares (as defined below), each credited as fully paid.
     WHEREAS, each of the Shareholders desires to promote the interests of the Company and the mutual interests of the Shareholders by establishing herein certain terms and conditions upon which the Shares (as defined below) will be held and providing for certain other matters.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Shareholders hereby agree as follows:
1.	Definitions.
     1.1 The following terms are used herein with the following meanings:
          (a) The term “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, provided, however, that, notwithstanding the foregoing, the Credit Parties shall not be considered Affiliates of Technology Holdings or Persons that own an interest in Technology Holdings, and Technology Holdings or Persons that own an interest in Technology Holdings shall not be considered Affiliates of the Credit Parties. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract (including any arrangement providing discretionary investment authority) or otherwise; and the terms “controlling,” “controlled” and “under common control with” have meanings correlative to the foregoing.
          (b) The term “Amended and Restated Bye-Laws” means the Amended and Restated Bye-Laws of the Company adopted by the Company in accordance with the Second Amendment.
          (c) The term “Bermuda, Ltd.” means Stratus Technologies Bermuda, Ltd. a Bermuda limited liability company and a wholly-owned direct Subsidiary of the Company.
          (d) The term “Board” means the board of directors of the Company.
          (e) The term “Business Day” means any day, other than a Saturday, Sunday or a day on which banks located in Bermuda shall be authorized or required by law to close.
          (f) The term “Closing” means each of the First Closing, the Second Closing, or Third Closing.
          (g) The term “Closing Date” means each of the First Closing Date, the Second Closing Date, or Third Closing Date.
          (h) The term “Credit Parties” means the Company and its Subsidiaries party to the Second Amendment.
          (i) The term “Discharge” means the cash repayment in full of the Loans under the Second Amendment.
          (j) The term “Equity Securities” means any and all shares of Ordinary Shares, Series A Ordinary Shares, Series B1 Ordinary Shares, Series B2 Ordinary Shares, Series A Preference Shares, Series B1 Preference Shares, Series B2 Preference Shares, all other shares of the Company regardless of class or series and other securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares.
          (k) The term “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
          (l) The term “First Closing Date Post Issuance Ordinary Shares” means 44,320,789.38 Ordinary Shares to be adjusted such that the New Shareholders post-issuance percentage ownership is unchanged for Ordinary Shares issued or redeemed between the date hereof and the First Closing Date.
          (m) The term “First Closing Date Post Issuance Preference Shares” means 10,093,146.62 Preference Shares to be adjusted such that the New Shareholders post-issuance percentage ownership is unchanged for Preference Shares issued or redeemed between the date hereof and the First Closing Date.

          (n) The term “Form S-3/F-3” means Form S-3 and Form F-3, as applicable, under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
          (o) The term “Holder” means any Shareholder owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities that has executed a joinder in the form attached hereto as Exhibit A.
          (p) The term “Investment Company Act” means the United States Investment Company Act of 1940, as amended.
          (q) The term “Loans” shall have the meaning assigned to such term in the Second Amendment.
          (r) The term “Majority Note Purchaser Shareholders” means Note Purchaser Shareholders holding, in the aggregate, a majority of the Note Purchaser Shares.
          (s) The term “Majority Second Lien Shareholders” means Second Lien Shareholders holding, in the aggregate, a majority of the Second Lien Shares.
          (t) The term “New Shareholders” means the Second Lien Shareholders and the Note Purchaser Shareholders.
          (u) The term “New Shares” means the Second Lien Shares and the Note Purchaser Shares.
          (v) The term “Note Purchaser Shareholders” means the Persons listed as Note Purchaser Shareholders on the signature pages hereto, together with their permitted transferees, successors and assignees.
          (w) The term “Note Purchaser Shares” means the Note Purchaser First Closing Shares and the Note Purchaser Second Closing Shares and Note Purchaser Third Closing Shares, if any.
          (x) The term “Notes” means the $480 principal amount senior secured notes due 2015 of Bermuda Ltd. and $520 principal amount senior secured notes dues 2015 of Stratus, Inc.
          (y) The term “Ordinary Class Shares” means the Ordinary Shares, the Series A Ordinary Shares, the Series B1 Ordinary Shares and the Series B2 Ordinary Shares.
          (z) The term “Ordinary Shares” means the ordinary shares of the Company, par value $0.5801.

          (aa) The term “Permitted Designee” means a holding company formed and operated for the purpose of holding the Second Lien Shares.
          (bb) The term “Person” means any individual, partnership, corporation, limited liability company, joint venture, association, joint-share company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.
          (cc) The term “Preference Shares” means the Series A Preference Shares and the Series B Preference Shares.
          (dd) The term “Purchase Agreement” means the Purchase Agreement dated on or around April 1, 2010, by and among Bermuda, Ltd., Stratus, Inc., the guarantors party thereto and Jefferies & Company, Inc., as initial purchaser.
          (ee) The term “Registrable Securities” means: (1) any Ordinary Shares owned by the Holders or issued or issuable pursuant to conversion of any Preference Shares owned by the Holders, and (2) any Ordinary Class Shares issuable as (or issuable upon the conversion or exercise of any warrant, right or other security which is issuable as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preference Shares or Ordinary Class Shares described in clause (1) above. Notwithstanding the foregoing, “Registrable Securities” shall exclude (x) any Registrable Securities sold by a Person in a transaction in which rights under Section 8 are not assigned in accordance with this Agreement or (y) any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.
          (ff) The number of shares of “Registrable Securities then outstanding” means (1) the number of Ordinary Class Shares that are Registrable Securities and that are then issued and outstanding, plus the number of Ordinary Class Shares to be issued pursuant to conversion of any Preference Shares, as the case may be, owned by the Holders, plus (2) any Ordinary Class Shares issuable as (or issuable upon the conversion or exercise of any warrant, right or other security which is issuable as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preference Shares or Ordinary Class Shares described in clause (1) above, which are then issued and outstanding.
          (gg) The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.
          (hh) The term “Representative” means a Shareholder’s and its Affiliates’ employees, directors, officers, existing and potential financing sources, advisors and other representatives (including attorneys, accountants and consultants).
          (ii) The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.
          (jj) The term “Second Closing Date” means April 30, 2013.
          (kk) The term “Second Lien Lender” means a holder of Loans.

          (ll) The term “Second Lien Shareholders” means the Persons listed as Second Lien Shareholders on the signature pages hereto, together with their permitted transferees, successors, assignees and Permitted Designees.
          (mm) The term “Second Lien Shares” means the Second Lien First Closing Shares and the Second Lien Second Closing Shares and the Second Lien Third Closing Shares, if any.
          (nn) The term “Securities Act” means the United States Securities Act of 1933, as amended.
          (oo) The term “Series A Ordinary Shares”, means the series A ordinary shares of the Company, par value $0.5801.
          (pp) The term “Series A Preference Shares”, means the series A preference shares of the Company, par value $1.50.
          (qq) The term “Series B Ordinary Shares” means the Series B1 Ordinary Shares and the Series B2 Ordinary Shares.
          (rr) The term “Series B Preference Shares” means the Series B1 Preference Shares and the Series B2 Preference Shares.
          (ss) The term “Series B1 Ordinary Shares” means the series B1 ordinary shares of the Company, par value $0.5801.
          (tt) The term “Series B1 Preference Shares” means the series B1 preference shares of the Company, par value $1.50.
          (uu) The term “Series B2 Ordinary Shares” means the series B2 ordinary shares of the Company, par value $0.5801.
          (vv) The term “Series B2 Preference Shares” means the series B2 preference shares of the Company, par value $1.50.
          (ww) The term “Shares” means (i) the Ordinary Class Shares, (ii) the Preference Shares and (iii) any Ordinary Class Shares issued or to be issued pursuant to conversion of any Preference Shares or issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of, any Preference Shares.
          (xx) The term “Stratus Inc.” means Stratus Technologies, Inc., a Delaware corporation and an indirect wholly-owned direct Subsidiary of the Company.
          (yy) The term “Subsidiary” of the Company means each Person in which the Company owns (beneficially or of record), directly or indirectly, a majority of the Voting Shares or is a general partner or otherwise has the power to control, by agreement or otherwise, the management and general business affairs of such other Person.

          (zz) The term “Third Closing Date” means April 30, 2014.
          (aaa) The term “Transfer” means any sale, assignment or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise, but shall not include a pledge or other encumbrance pursuant to a bona fide loan transaction which creates a mere security interest.
          (bbb) The term “Unit” means one of the 215,000 units consisting of the Notes and Series B Ordinary Shares and Series B Preference Shares, as specified in the Supplement to Preliminary Offering Memorandum dated on or about March 31, 2010.
          (ccc) The term “Voting Ordinary Shares” means the Ordinary Shares, the Series A Ordinary Shares, and the Series B1 Ordinary Shares.
          (ddd) The term “Voting Preference Shares” means the Series A Preference Shares and the Series B1 Preference Shares.
          (eee) The term “Voting Shares” of any Person means any shares or other equity interest of any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time shares or other equity interest of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of the directors, managers, trustees or other governing body of such Person.
     1.2 Index of Other Defined Terms. In addition to the terms defined above, the following terms shall have the respective meanings given thereto in the sections indicated below:

Definitions	Locations
Agreement	Preamble
Company	Preamble
Co-Sale Notice	9.1
Co-Sale Right	9.1
Co-Sale Shares	9.1
Cutback	8.2
EHS	13.1(a)
Final Prospectus	8.4
First Closing	2.1(a)
First Closing Date	2.1(a)
Information	8.3
Inspectors	8.3
Liabilities	8.4
Majority Interest Second Lien Lenders	12.1
Managing Entities	12.1
Note Purchaser First Closing Shares	2.1(c)
Note Purchaser Second Closing Shares	2.2(c)
Note Purchaser Third Closing Shares	2.2(c)

Definitions	Locations
Offices	2.1(a)
Outstanding Shares	9.1
Piggyback Notice	8.1
Pro Rata Portion	7.1
Records	8.3
Registration Date	8.3
Second Amendment	Recitals
Second Closing	2.2(a)
Second Lien First Closing Shares	2.1(b)
Second Lien Lender Designees	12.2
Second Lien Second Closing Shares	2.2(b)
Second Lien Third Closing Shares	2.3(b)
Selling Shareholder(s)	9.1
Shareholder Designees	12.2
Shareholders	Preamble
Technology Holdings	Preamble
Technology Holdings Designees	12.2
Third Closing	2.3(a)
Triggering Issuance	7.1
Violation	8.4
2.	Issuance of New Shares.
     2.1 First Closing.
          (a) The issuance of the Second Lien First Closing Shares and the Note Purchaser First Closing Shares (both as defined below) shall take place at a closing (the “First Closing”) to be held at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York (the “Offices”), at 10:00 a.m., Eastern Standard Time on the Second Amendment Effective Date (as defined in the Second Amendment) subject to the representations and warranties of the New Shareholders being true, accurate and correct in all material respects at and as of the applicable Closing Date. The day on which the First Closing takes place is referred to as the “First Closing Date”.
          (b) At the First Closing, the Company shall issue and deliver to the Second Lien Shareholders, certificates representing a number of Series B Ordinary Shares, credited as fully paid, equal to 25.0005822% of the First Closing Date Post Issuance Ordinary Shares rounded to two decimal places and a number of Series B Preference Shares, credited as fully paid, equal to 25.0026549% of the First Closing Date Post Issuance Preference Shares rounded to two decimal places (the “Second Lien First Closing Shares”). The Second Lien First Closing Shares shall be allocated ratably, including fractional shares, to each Second Lien Shareholder according to aggregate principal amount of each such Second Lien Shareholder’s outstanding Loans as of the First Closing Date. With respect to Series B Ordinary Shares issued at the First Closing, the Second Lien Shareholders shall receive Series B1 Ordinary Shares unless they elect to receive Series B2 Ordinary Shares and with respect to Series B Preference Shares issued at the First Closing, the Second Lien Shareholders shall receive Series B1

Preference Shares unless they elect to receive Series B2 Preference Shares. Such elections shall be made by notice to the Company at least two Business Days prior to the First Closing Date.
          (c) At the First Closing, the Company shall issue and deliver to the Note Purchaser Shareholders, for each Unit owned, certificates representing 20.61 Series B Ordinary Shares, credited as fully paid, and 4.69 Series B Preference Shares, credited as fully paid (the “Note Purchaser First Closing Shares”). With respect to Series B Ordinary Shares issued at the First Closing, the Note Purchaser Shareholders shall receive Series B1 Ordinary Shares unless they elect to receive Series B2 Ordinary Shares and with respect to Series B Preference Shares issued at the First Closing, the Note Purchaser Shareholders shall receive Series B1 Preference Shares unless they elect to receive Series B2 Preference Shares. Such elections shall be made by notice to the Company at least two Business Days prior to the First Closing Date.
          (d) The Company shall obtain the requisite approvals of the Bermuda Monetary Authority for the issuances of Shares pursuant to this Section 2.1.
     2.2 Second Closing.
          (a) If the Discharge shall not have occurred prior to the Second Closing Date (and the Second Closing shall not occur if the Discharge has occurred), the issuance of the Second Lien Second Closing Shares and the Note Purchaser Second Closing Shares (both as defined below) shall take place at a closing (the “Second Closing”) to be held at the Offices (or at any other location as agreed in writing by the Company and the Majority Second Lien Shareholders) at 10:00 a.m., Eastern Standard Time on the Second Closing Date. The Company will provide notice of the Second Closing to the New Shareholders at least five Business Days prior to the Second Closing Date.
          (b) At the Second Closing, the Company shall issue and deliver to the Second Lien Shareholders, certificates representing a number of Series B Ordinary Shares, credited as fully paid, equal to 7.50% of the First Closing Date Post Issuance Ordinary Shares rounded to two decimal places and a number of Series B Preference Shares, credited as fully paid, equal to 7.50% of the First Closing Date Post Issuance Preference Shares rounded to two decimal places (the “Second Lien Second Closing Shares”). The Second Lien Second Closing Shares shall be allocated ratably, including fractional shares, to each Second Lien Shareholder according to the aggregate principal amount of each such Second Lien Shareholder’s outstanding Loans as of the Second Closing Date. With respect to Series B Ordinary Shares issued at the Second Closing, the Second Lien Shareholders shall receive Series B1 Ordinary Shares unless they elect to receive Series B2 Ordinary Shares and with respect to Series B Preference Shares issued at the Second Closing, the Second Lien Shareholders shall receive Series B1 Preference Shares unless they elect to receive Series B2 Preference Shares. Such elections shall be made by notice to the Company at least two Business Days prior to the Second Closing Date.
          (c) At the Second Closing, the Company shall issue and deliver to the Note Purchaser Shareholders, certificates representing a number of Series B Ordinary Shares, credited as fully paid, equal to 0.83% of the First Closing Date Post Issuance Ordinary Shares rounded to two decimal places and a number of Series B Preference Shares, credited as fully paid, equal to 0.83% of the First Closing Date Post Issuance Preference Shares rounded to two decimal places

(the “Note Purchaser Second Closing Shares”). The Note Purchaser Second Closing Shares shall be allocated ratably, including fractional shares, to each Note Purchaser Shareholder according to the amount of Note Purchaser Shares held by any Note Purchaser Shareholder as a percent of the total Note Purchaser Shares outstanding. With respect to Series B Ordinary Shares issued at the Second Closing, the Note Purchaser Shareholders shall receive Series B1 Ordinary Shares unless they elect to receive Series B2 Ordinary Shares and with respect to Series B Preference Shares issued at the Second Closing, the Note Purchaser Shareholders shall receive Series B1 Preference Shares unless they elect to receive Series B2 Preference Shares. Such elections shall be made by notice to the Company at least two Business Days prior to the Second Closing Date.
          (d) The Company shall obtain the requisite approvals of the Bermuda Monetary Authority for the issuances of Shares pursuant to this Section 2.2.
     2.3 Third Closing.
          (a) If the Discharge shall not have occurred prior to the Third Closing Date (and the Third Closing shall not occur if the Discharge has occurred), the issuance of the Second Lien Third Closing Shares and the Note Purchaser Third Closing Shares (both as defined below) shall take place at a closing (the “Third Closing”) to be held at the Offices (or at any other location as agreed in writing by the Company and the Majority Second Lien Shareholders) at 10:00 a.m., Eastern Standard Time on Third Closing Date. The Company will provide notice of the Third Closing to the New Shareholders at least five Business Days prior to the Third Closing Date.
          (b) At the Third Closing, the Company shall issue and deliver to the Second Lien Shareholders, certificates representing a number of Series B Ordinary Shares, credited as fully paid, equal to 52.50% of the First Closing Date Post Issuance Ordinary Shares rounded to two decimal places and a number of Series B Preference Shares, credited as fully paid, equal to 52.50% of the First Closing Date Post Issuance Preference Shares rounded to two decimal places (the “Second Lien Third Closing Shares”). The Second Lien Third Closing Shares shall be allocated ratably, including fractional shares, to each Second Lien Shareholder according to aggregate principal amount of each such Second Lien Shareholder’s outstanding Loans as of the Third Closing Date. With respect to Series B Ordinary Shares issued at the Third Closing, the Second Lien Shareholders shall receive Series B1 Ordinary Shares unless they elect to receive Series B2 Ordinary Shares and with respect to Series B Preference Shares issued at the Third Closing, the Second Lien Shareholders shall receive Series B1 Preference Shares unless they elect to receive Series B2 Preference Shares. Such elections shall be made by notice to the Company at least two Business Days prior to the Third Closing Date.
          (c) At the Third Closing, the Company shall issue and deliver to the Note Purchaser Shareholders, certificates representing a number of Series B Ordinary Shares, credited as fully paid, equal to 5.83% of the First Closing Date Post Issuance Ordinary Shares rounded to two decimal places and a number of Series B Preference Shares, credited as fully paid, equal to 5.83% of the First Closing Date Post Issuance Preference Shares rounded to two decimal places (the “Note Purchaser Third Closing Shares”). The Note Purchaser Third Closing Shares shall be allocated ratably, including fractional shares, to each Note Purchaser Shareholder according to the amount of Note Purchaser Shares held by any Note Purchaser Shareholder as a percent of the total Note Purchaser Shares outstanding. With respect to Series B Ordinary Shares issued at the Second Closing, the Note Purchaser Shareholders shall receive Series B1 Ordinary Shares unless they elect to receive Series B2 Ordinary Shares and with respect to Series B Preference Shares issued at the Third Closing, the Note Purchaser Shareholders shall receive Series B1 Preference Shares unless they elect to receive Series B2 Preference Shares. Such elections shall be made by notice to the Company at least two Business Days prior to the Third Closing Date.
          (d) The Company shall obtain the requisite approvals of the Bermuda Monetary Authority for the issuances of Shares pursuant to this Section 2.3.
3. Representation and Warranties.
     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the New Shareholders, as of the date hereof, as follows:
          (a) Organization and Authorization. The Company is duly organized and is validly existing as a limited liability company in good standing under the laws of Bermuda with the limited liability company power and authority to execute, deliver and perform this Agreement, to own its properties and carry on its business in the manner in which such business is now being conducted. This Agreement has been duly executed and delivered by the Company, has been effectively authorized by all necessary action by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.
          (b) Capitalization.
               (i) As of the date hereof, the authorized capitalization of the Company consists of 181,003,276 Ordinary Shares, par $0.5801, of which 28,809,184 Ordinary Shares are issued and outstanding and 7,000,000 Series A Preference Shares, par $1.50, of which 6,561,242 Series A Preference Shares are issued and outstanding. Immediately after the First Closing, provided that there are no issuances or redemptions of Shares between the date hereof and the First Closing, the authorized capitalization of the Company will consist of:
               (A) 181,003,276.00 Ordinary Shares, par $0.5801, of which 28,809,184.00 Ordinary Shares will be issued and outstanding;
               (B) 7,677,651.59 Series A Ordinary Shares, par $0.5801, of which zero Series A Ordinary Shares will be issued and outstanding;
               (C) 7,000,000.00 Series A Preference Shares, par $1.50, of which 6,561,242.00 Series A Preference Shares will be issued and outstanding;
               (D) 45,057,563.78 Series B1 Ordinary Shares, par $0.5801, and 45,057,563.78 Series B2 Ordinary Shares, par $0.5801, of which 15,511,605.38 Series B Ordinary Shares will be issued and outstanding;

               (E) 10,261,782.50 Series B1 Preference Shares, par $1.50 and 10,261,782.50 Series B2 Preference Shares, par $1.50, of which 3,531,904.62 Series B Preference Shares will be issued and outstanding.
               (ii) The outstanding Ordinary Shares and Series A Preference Shares are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state or non-U.S. securities laws, or pursuant to valid exemptions therefrom.
               (iii) All of the outstanding shares of each Subsidiary of the Company are owned directly or indirectly by the Company, provided, however, that the Company does not directly or indirectly own all of the shares of such entities where multiple shareholders are required by local law.
               (iv) Except as set forth in Schedule 3.1(b), there are not outstanding any options, warrants, share appreciation rights, phantom equity interests, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any Shares.
               (v) The Company has reserved 31,957,018 of its Ordinary Shares for issuance in the future under Stratus Technologies Inc. Stock Incentive Plan, as amended and restated as of February 24, 2009.
               (vi) Except as set forth in Schedule 3.1(b), the Company is not a party or subject to any agreement or understanding, and, to the best of the Company’s knowledge, there is no agreement or understanding between any persons or entities, which affects or relates to the voting or giving of written consents with respect to any Ordinary Shares or Series A Preference Shares.
               (vii) Except as set forth in Schedule 3.1(b), no share plan, share purchase, share option or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of the transactions contemplated by this Agreement.
          (c) Valid Issuance. The Series B Preference Shares and Series B Ordinary Shares that are being issued to the New Shareholders hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly authorized and issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Amended and Restated Bye-Laws, and sold and delivered in accordance with applicable state, federal and non-U.S. securities laws. The Series B Ordinary Shares issuable upon conversion of the Series B Preference Shares issued to the New Shareholders under this Agreement have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended and Restated Bye-Laws, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Amended and Restated Bye-Laws, and sold and delivered in accordance with applicable state, federal and non-U.S. securities laws.
          (d) No Conflicts. The issuance of the New Shares by the Company and the entering into of this Agreement does not and will not result in any violation of, or conflict with, any term of the charter, bylaws or other governing documents of the Company or any law or regulation applicable to the Company or any of its direct or indirect Subsidiaries or any material agreement, contract or understanding of the Company or any of its direct or indirect Subsidiaries.
          (e) Required Filings and Consents. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by the Company with or notification by the Company to, any governmental or regulatory authority, except for the Bermuda Monetary Authority.
          (f) Exclusivity of Representations and Warranties. Neither the Company nor any of its Affiliates or its Representatives is making any representation or warranty on behalf of the Company of any kind or nature whatsoever, oral or written, express or implied (including, but not limited to, any relating to financial condition, results of operations, assets or liabilities of the Company and its subsidiaries), except as expressly set forth in this Section 3.1, the First Amended and Restated Second Lien Credit Agreement among the Second Lien Shareholders and certain Subsidiaries of the Company, the Second Amendment and the Purchase Agreement, and the Company hereby disclaims any such other representations or warranties.
     3.2 Representations and Warranties of the New Shareholders. Each New Shareholder hereby, severally and not jointly, represents and warrants to the Company, as of the date hereof, as follows:
          (a) Organization and Authorization. Such New Shareholder is duly organized and is validly existing as a corporation, a limited liability company or a limited liability partnership, in good standing in its state of organization, with the power and authority to execute, deliver and perform this Agreement, to own its properties and carry on its business in the manner in which such business is now being conducted. This Agreement has been duly executed and delivered by such New Shareholder, has been effectively authorized by all necessary action, partnership or otherwise, by the New Shareholder and constitutes a legal, valid and binding obligation of the New Shareholder enforceable in accordance with its terms.
          (b) No Conflicts. The investment by such New Shareholder in the New Shares does not and will not result in any violation of, or conflict with, any term of the limited partnership agreement, limited liability company agreement, charter, bylaws or other governing documents of such New Shareholder or any other instrument to which such New Shareholder is bound or any law or regulation applicable to such New Shareholder, the consequence of which is to prevent the New Shareholders from performing hereunder.
          (c) Required Filings and Consents. The execution and delivery of this Agreement by such New Shareholder does not, and the performance by such New Shareholder of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by such New Shareholder with or notification by the New Shareholder to, any governmental or regulatory authority except to the extent any such consents, approvals, authorizations, permits or filings have been obtained or been made, or such notifications have been given.
          (d) Acquisition of Shares for Investment. (i) Such New Shareholder is financially able to hold the New Shares for long-term investment and (ii) the New Shares are being purchased by such New Shareholder for its own account for investment purposes, and not with a view to any distribution thereof to any person present in the United States or any identifiable group of United States citizens located outside of the United States, unless pursuant to registration under the Securities Act, or any applicable state securities laws, or unless pursuant to any applicable exemption from registration under the Securities Act or such state securities laws.
          (e) Accredited Investor. Such New Shareholder is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act or a non-U.S. person in reliance upon Regulation S under the Securities Act.
          (f) New Shareholder’s Investigation and Reliance. Such New Shareholder is a sophisticated purchaser and has made its own independent investigation, review and analysis regarding the Company and its Subsidiaries and the transactions contemplated hereby, which investigation, review and analysis were conducted by such New Shareholder with expert advisors that it has engaged for such purpose. Such New Shareholder and its Representatives have been provided with full and complete access to the Representatives, properties, offices, plants and other facilities, books and records of Company and its subsidiaries and other information that they have requested in connection with their investigation of the Company and its Subsidiaries and the transactions contemplated hereby. Such New Shareholder is not relying on any statement, representation or warranty, oral or written, express or implied, made by the Company or any of its Affiliates or Representatives, except as expressly set forth in this Agreement, the First Amended and Restated Second Lien Credit Agreement among the Second Lien Shareholders and certain Subsidiaries of the Company, the Second Amendment and the Purchase Agreement. Neither the Company nor any of its Affiliates or Representatives shall have any liability to the New Shareholder or any of its Affiliates or Representatives resulting from the use of any information, documents or materials made available to such New Shareholder, whether orally or in writing, in any confidential information memoranda, “data rooms,” management presentations, due diligence discussions or in any other form in expectation of the transactions contemplated by this Agreement. Neither the Company nor any of its Affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Company and its subsidiaries.
4. Conditions to the First Closing.
     4.1 Conditions to Closing by the Second Lien Shareholders.

          (a) Prior to each Closing Date, the Company shall have delivered to the Second Lien Shareholders a certificate stating that the conversion ratio that applies to Series A Preference Shares shall apply equally to the Series B1 Preference Shares and the Series B2 Preference Shares.
          (b) The Company shall have made an election on Internal Revenue Service Form 8832, effective no later than the day prior to the First Closing Date, for Bermuda, Ltd. to be treated as an entity disregarded as separate from its owner for U.S. federal income tax purposes.
5. Restrictions on Transfers of New Shares.
     5.1 Restrictive Legends. It is understood that each certificate, if any, representing the New Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (the “Securities Legend”):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF BERMUDA OR OF ANY STATES OF THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE AND OTHER SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
     5.2 Removal of Restrictive Legend. The Securities Legend set forth above shall be removed by the Company from any certificate evidencing New Shares upon delivery of reasonably satisfactory evidence to the Company that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the New Shares.
     5.3 Restrictive Legends Regarding Shareholder Agreement. It is understood that each certificate, if any, representing the New Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:
IN ADDITION, THE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERS AND OTHER PROVISIONS CONTAINED IN A SUBSCRIPTION AND SHAREHOLDERS AGREEMENT, DATED AS OF APRIL [ ], 2010. COPIES OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5.4 Second Lien Shareholders Share Transfers. No Second Lien Shareholder (or any Permitted Designee, transferee, assignee or successor thereof) shall Transfer any Second Lien Shares without obtaining the Company’s written consent, to be given in its sole discretion (and in the case of paragraph (d) below, Majority Interest Second Lien Lender (as defined below) approval), provided, that no such consent shall be required if the Transfer satisfies each of the following conditions:
          (a) Such Second Lien Shareholder delivers to the Company a written notice identifying the Transferee two Business Days prior to such Transfer.
          (b) The Transfer does not increase the total number of New Shareholders to above 200.
          (c) The transferee of the Second Lien Shares is not a competitor of the Company.
          (d) Unless Majority Interest Second Lien Lender approval has been obtained, the transferee of the Second Lien Shares is not Technology Holdings, MidOcean Capital Partners Europe, L.P., Investcorp Management Services Limited or any of their respective Affiliates.
          (e) The transferee of the Second Lien Shares executes a joinder in the form attached hereto as Exhibit A, pursuant to which such transferee becomes a party to this Agreement as a “Second Lien Shareholder” and for all purposes of this Agreement is deemed to have executed a counterpart signature page of this Agreement and be subject to, benefit from and bound by all the provisions hereof.
          (f) Such Transfer of Second Lien Shares: (i) would not violate or be reasonably likely to violate applicable state and federal securities laws and (ii) would not, to the transferor’s knowledge, cause or be reasonably likely to cause the Company to violate or become a reporting company under the Securities Act, the Exchange Act, the Investment Company Act or other federal or state securities regulations or to be required to register a class of equity securities pursuant to Section 12(g) of the Exchange Act or the rules and regulations adopted thereunder.
          (g) Upon request prior to the expiration of such two Business Day period, such Second Lien Shareholder provides the Company additional information reasonably requested by the Company to permit the Company to make the determination described in the proviso hereto.
Notwithstanding anything to the contrary above, the Company shall have the right, at its sole discretion within two Business Days of the delivery of notice of such Transfer, to reject any proposed Transfer of Second Lien Shares if it would reasonably be expected to fail to satisfy Sections 5.4(a), 5.4(b), 5.4(c), 5.4(d), 5.4(e) or 5.4(f) (without taking into account any knowledge qualifier contained in such Section). Upon failure of a Transfer as a result of this Section 5.4, any Shares being transferred shall revert back to Transferor. The transfer restrictions in this Section 5.4 shall terminate upon a Qualified IPO, as defined in the Amended and Restated Bye-Laws.
     5.5 Second Lien Shareholders Loan Transfers Prior to Closing. If the Loans are Transferred prior to a Closing Date, then the Company will issue the Second Lien First Closing Shares, Second Closing Shares or Third Closing Shares, as the case may be, ratably to each transferee (instead of to the transferor) according to aggregate principal amount of each such transferee’s outstanding Loans as of such respective Closing Date, if the following conditions are met:
          (a) Such transferee, if not a party to this Agreement at the time of Transfer, executes a joinder in the form attached hereto as Exhibit A, pursuant to which such transferee becomes a party to this Agreement as a “Second Lien Shareholder” and for all purposes of this Agreement is deemed to have executed a counterpart signature page of this Agreement and be subject to, benefit from and bound by all the provisions hereof.
          (b) The Transfer does not increase the total number of New Shareholders to above 200, post-issuance.
          (c) The transferee is not Technology Holdings, MidOcean Capital Partners Europe, L.P., Investcorp Management Services Limited or any of their respective Affiliates.
          (d) Such issuance: (i) would not violate or be reasonably likely to violate applicable securities laws and (ii) would not, to the transferor’s knowledge, cause or be reasonably likely to cause the Company to violate or become a reporting company under the Securities Act, the Exchange Act or the Investment Company Act or to be required to register a class of equity securities pursuant to Section 12(g) of the Exchange Act or the rules and regulations adopted thereunder.
          (e) Such transferee provides the Company reasonably satisfactory evidence that the issuance would satisfy Sections 5.5(a) and 5.5(b) (and provided that, with respect to 5.5(b), the Company may require, at its sole discretion, an opinion of counsel to such effect).
          (f) The transfer of such Second Lien Shares to the transferee has received the prior approval of the Bermuda Monetary Authority (if required).
Notwithstanding anything to the contrary above, the Company shall have the right, at its sole discretion within such two-Business Day period, to reject any proposed issuance to any transferee of the Loans if it would reasonably be expected to fail to satisfy Sections 5.5(a), 5.5(b), 5.5(c), 5.5(d) (without taking into account any knowledge qualifier contained in such Section) or 5.5(e). If any of such conditions fail to be met, such Shares shall be issued to the transferor.
     5.6 Note Purchaser Shareholders Share Transfers. No Note Purchaser Shareholder (or any transferee, assignee or successor thereof) shall Transfer any Note Purchaser Shares without obtaining the Company’s written consent, to be given in its sole discretion, provided, that no such consent shall be required if the Transfer satisfies each of the following conditions:
          (a) Such Note Purchaser Shareholder delivers to the Company a written notice identifying the Transferee two Business Days prior to such Transfer.
          (b) The Transfer does not increase the total number of New Shareholders to above 200.

          (c) The transferee of the Note Purchaser Shares is not a competitor of the Company.
          (d) The transferee of the Note Purchaser Shares executes a joinder in the form attached hereto as Exhibit A, pursuant to which such transferee becomes a party to this Agreement as a “Note Purchaser Shareholder” and for all purposes of this Agreement is deemed to have executed a counterpart signature page of this Agreement and be subject to, benefit from and bound by all the provisions hereof.
          (e) Such Transfer of Note Purchaser Shares: (i) would not violate or be reasonably likely to violate applicable state and federal securities laws and (ii) would not, to the transferor’s knowledge, cause or be reasonably likely to cause the Company to violate or become a reporting company under the Securities Act, the Exchange Act, the Investment Company Act or other federal or state securities regulations or to be required to register a class of equity securities pursuant to Section 12(g) of the Exchange Act or the rules and regulations adopted thereunder.
          (f) Upon request prior to the expiration of such two Business Day period, such Note Purchaser Shareholder provides the Company additional information reasonably requested by the Company to permit the Company to make the determination described in the proviso hereto.
Notwithstanding anything to the contrary above, the Company shall have the right, at its sole discretion within two Business Days of the delivery of notice of such Transfer, to reject any proposed Transfer of Note Purchaser Shares if it would reasonably be expected to fail to satisfy Sections 5.6(a), 5.6(b), 5.6(c), 5.4(d) or 5.6(e) (without taking into account any knowledge qualifier contained in such Section). Upon failure of a Transfer as a result of this Section 5.6, any Shares being transferred shall revert back to Transferor. The transfer restrictions in this Section 5.6 shall terminate upon a Qualified IPO, as defined in the Amended and Restated Bye-Laws.
     5.7 Subject to Section 5.5, all Transfers of Loans shall include the right to receive the Second Lien Second Closing Shares and Second Lien Third Closing Shares, if such shares have not already been issued, allocated ratably to each Second Lien Shareholder according to aggregate principal amount of each such Second Lien Shareholder’s outstanding Loans on the date of issuance of such respective Second Lien Second Closing Shares and Second Lien Third Closing Shares.
6. Other Transfers.
     6.1 Technology Holdings Share Transfer. Technology Holdings (or any transferee, assignee or successor thereof) hereby agrees to not Transfer any Shares except to a transferee that shall have executed a joinder in the form attached hereto as Exhibit B, pursuant to which such transferee becomes a party to this Agreement and for all purposes of this Agreement is deemed to have executed a counterpart signature page of this Agreement and be subject to, benefit from and bound by all the provisions hereof.

     6.2 Void Transfers. Any Transfer or purported Transfer of Shares in violation of any provision of this Agreement shall be void, and the Company shall not be required to recognize any such Transfer or purported Transfer. The Company shall not register the name of any such Transfer or purported transferee of Shares in the Company’s books and records.
7. Preemptive Rights.
     7.1 General. Subject to the terms and conditions set forth in this Section 7, if at any time following the consummation of the First Closing the Company proposes to issue any Equity Securities (a “Triggering Issuance”), each Shareholder shall have the right to participate in such Triggering Issuance by subscribing for up to its Pro Rata Portion. With respect to each Shareholder, “Pro Rata Portion” shall mean the number of Equity Securities that is the product of (i) the aggregate number of Equity Securities proposed to be issued in the Triggering Issuance and (ii) a fraction, the numerator of which is the number of Ordinary Class Shares owned by or that would be received upon conversion of the Series A Preference Shares and/or Series B Preference Shares, as the case may be, owned by such Shareholder, immediately prior to Triggering Issuance, and the denominator of which is the sum of the Ordinary Class Shares owned by or that would be received upon conversion of the Series A Preference Shares and/or Series B Preference Shares, as the case may be, owned by all Shareholders, immediately prior to the Triggering Issuance.
     Notwithstanding the above, a Triggering Issuance shall not include, and the preemptive rights provided in Section 7.1 shall not apply to the following issuances of Equity Securities: (i) any Ordinary Shares issued upon conversion of the Series A Ordinary Shares, Series B Ordinary Shares, or any other Shares issued upon conversion of any such Series A Ordinary Shares, Series B Ordinary Shares, Series A Preference Shares or Series B Preference Shares; (ii) any securities issued in connection with any Share split, Share dividend or other similar event in which all Shareholders of the same class are entitled to participate on a pro rata basis; (iii) any securities issued upon the exercise, conversion or exchange of any security in issue or outstanding as of the date hereof; (iv) any securities issued pursuant to the acquisition of another Person by the Company by consolidation, amalgamation, merger, purchase of assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, assets of such other Person or 50% or more of the voting power of such other Person or 50% or more of the equity ownership of such other Person; (v) up to 32,530,970 (as adjusted for stock splits, stock dividends, recapitalizations and the like) Shares (or options to purchase Shares) (including any of such Ordinary Class Shares or options which are repurchased) issued to officers, directors, employees and/or consultants of the Company or its subsidiaries under any share purchase or share option plan or agreement or other incentive compensation arrangement; (v) any Shares issued in connection with any capital reorganization, recapitalization or reclassification, (vi) any Shares issued under Section 2 or (vii) any Shares issued in a public offering.
     7.2 Procedures. In the event that the Company proposes to undertake a Triggering Issuance, it shall provide the Shareholders fifteen Business Days notice setting forth in reasonable detail the terms and conditions of the Triggering Issuance. Each Shareholder wishing to participate in the Triggering Issuance shall notify the Company in writing at least five Business Days after delivery of such notice of its irrevocable undertaking to participate in the Triggering Issuance and the Company shall allow such Shareholder to participate in the

Triggering Issuance up to its Pro Rata Portion on the same terms and conditions as the Triggering Issuance.
     7.3 Technology Holdings Preemptive Rights. Technology Holdings, on behalf of itself and each of its transferees of Shares, hereby agrees that the rights granted to Technology Holdings pursuant to this Section 7 supersede any preemptive rights or similar rights granted to Technology Holdings pursuant to any other agreement, including without limitation the agreements set forth on Schedule 3.1(b) hereto. Technology Holdings hereby waives any preemptive or similar rights it has today or may have in the future as a result of the issuances contemplated by this Agreement.
     7.4 Termination. The preemptive rights under this Section 7 shall terminate upon a Qualified IPO (as such term is defined in the Amended and Restated Bye-laws).
8. Registration Rights.
     8.1 Piggyback Registrations. Commencing 180 days after a Qualified IPO (as such term is defined in the Amended and Restated Bye-laws), the Company shall notify each Holder in writing (a “Piggyback Notice”) at least 30 days prior to (x) filing any registration statement to effect a registration of Ordinary Shares on Form S-3/F-3 or (y) filing any registration statement to effect a registration of Ordinary Shares under the Securities Act on behalf of Technology Holdings, and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder as provided in this Section 8.1. Each such Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within twenty days after receipt of the Piggyback Notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of its Registrable Securities such Holder wishes to include in such registration statement (it being agreed that any such election to include Shares shall be irrevocable). If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities held by it in any subsequent registration statement which shall trigger a Piggyback Notice, all upon the terms and conditions set forth herein.
     8.2 Underwriting.
          (a) If a registration statement with respect to which the Company gives notice under this Section 8 is for an underwritten offering, then the Company shall so advise the Holders in the Piggyback Notice. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 8 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriter or underwriters). Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting (such exclusion, a “Cutback”), and the number of shares that may be included in the registration and the underwriting shall be allocated, first to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement pursuant to this Section 8 on a pro rata basis with any other holders of securities of the Company participating in such registration based on the total number of Registrable Securities then held by each such Holder (calculated on an as-converted basis) and other holders of securities of the Company; provided, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that, subject to the rights of any holders granted registration rights on par with the rights provided for in this Section 8, all shares that are not Registrable Securities and are held by any other Person, including, without limitation, any Person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If all the Registrable Securities requested by the Holders have been included, the other shareholders of the Company may include any Ordinary Shares on a pro rata basis. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons, and for any Holder that is a corporation, the Holder and all corporations that are Affiliates of such Holder, shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all Persons included in such “Holder,” as defined in this sentence.
          (b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 8, including, without limitation, all federal and “blue sky” registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the Holders (but excluding underwriters’ and brokers’ discounts and commissions relating to shares sold by the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 8 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriter(s) or brokers in connection with such offering by the Holders.
     8.3 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall use reasonable efforts to, as expeditiously as reasonably possible:
          (a) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, provided, that the Company shall not be required to keep any such registration statement effective for more than 90 days.
          (b) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
          (c) Prospectuses. Furnish to each Holder a reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.
          (d) Blue Sky. Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.
          (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
          (f) Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
          (g) Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.
          (h) Marketing. Cause its employees and personnel to use their reasonable best efforts to support the marketing of the Registrable Securities (including, without limitation, the participation in “road shows,” at the request of the underwriters or the holders of a majority of the Registrable Securities to be included in such registration) to the extent possible taking into account the Company’s business needs and the requirements of the marketing process.

          (i) Approvals. Use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such governmental authorities as may be reasonably necessary by virtue of the business and operations of the Company to enable the purchasers thereof to consummate the disposition of such Registrable Securities.
          (j) Inspection Rights. Make available for inspection by any one lead underwriter participating in any such registration and its attorneys, accountants or other agents retained by any such underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable it, for itself and on behalf of the underwriters, to exercise its due diligence responsibility under the Securities Act, and cause the Company’s officers, directors and employees to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with the preparation and filing of such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (1) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (2) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (3) such Information has been made generally available to the public. The seller of Registrable Securities agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Information it deems confidential.
          (k) Transfer Agent. Provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities to the extent not already provided.
          (l) Listing. Use its reasonable best efforts to list such Registrable Securities on any securities exchange or automated quotation system on which any Shares of the Company are listed.
          (m) SEC. Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of twelve months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.
          (n) CUSIP. Not later than the effective date of any registration statement (the “Registration Date”), provide a CUSIP number for the Securities registered under such registration statement and provide the trustee with printed certificates for such Securities in a form eligible for deposit with The Depository Trust Company.’
          (o) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 8 that the selling Holders shall furnish to the Company such information as may be reasonably requested by the Company, including, but not limited to, information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such Securities as shall be required to timely effect the registration of their Registrable Securities.
     8.4 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 8:
          (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors, employees and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) or actions (“Liabilities”) to which they may become subject under the Securities Act, the Exchange Act or other federal, state or foreign law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”):
               (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any document incident to registration or qualification of any securities of the Company;
               (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
               (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal, state or foreign securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state or foreign securities law in connection with the offering covered by such registration statement.
The Company will reimburse each such Holder, partner, officer, director, employee, agent, underwriter or controlling Person of such Holder for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such Liability; provided, that the indemnity agreement contained in this subsection 8.4(a) shall not apply to amounts paid in settlement of any such Liability if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Liability to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendments, supplement or document by such Holder, partner, officer, director, employee, agent, underwriter or controlling Person of such Holder.
          (b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, officers, directors, employees or agents or any Person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any Liabilities to which the Company or any such director, officer, employee, agent, controlling Person, underwriter or any such other Holder, partner, director, officer, employee or agent of such other Holder may become subject under the Securities Act, the Exchange Act or other federal, state or foreign law, insofar as such Liabilities arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent, controlling person, underwriter or other Holder, partner, officer, director, employee, agent or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, that the indemnity agreement contained in this subsection 8.4(b) shall not apply to amounts paid in settlement of any such Liability if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, that the total amounts payable in indemnity by a Holder under this Section 8.4(b) or is contributed under Section 8.4(e) shall not exceed the net proceeds actually received by such Holder from the sale of the Registrable Securities effected pursuant to the related registration.
          (c) Notice. Promptly after receipt by an indemnified party under this Section 8.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 8.4 to the extent the indemnifying party is actually and materially prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.4.
          (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and the Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was timely furnished to the indemnified party and was furnished to the Person asserting the Liability at or prior to the time such action is required by the Securities Act.

          (e) Contribution. If the indemnification provided for in this Section 8.4 is unavailable to an indemnified party under Sections 8.4(a) or (b) with respect to any Liabilities thereunder, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, to the fullest extent permitted by law, contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and each selling Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and each selling Holder agrees that it would not be just and equitable if contribution pursuant to this Section 8.4(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Liabilities referred to in Sections 8.4(a) and (b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
9. CO-SALE RIGHTS.
     9.1 Co-Sale Right. (a) If any Shareholder or group of Shareholders (the “Selling Shareholder(s)”), in one or a series of related transactions, proposes to sell, transfer, assign, exchange or otherwise convey or dispose of all or a portion of the Shares of the Company, or rights to acquire Shares of the Company, to a Person and/or its Affiliates which would result in such Person and/or its Affiliates, collectively, holding a majority of all of the aggregate Ordinary Class Shares outstanding at such time, calculated on an as-converted basis (collectively, the “Outstanding Shares”), then the Selling Shareholder(s) shall promptly give written notice (the “Co-Sale Notice”) to each of the other Shareholders at least fifteen Business Days prior to the closing of such sale. The Co-Sale Notice shall describe in reasonable detail the proposed sale including, without limitation, the number of shares to be sold or transferred (the “Co-Sale Shares”), the nature of such sale, the consideration to be paid, and the name and address of each prospective purchaser or transferee. Each other Shareholder shall have the right, exercisable upon written notice to the Selling Shareholder(s) within ten Business Days after receipt of the Co-Sale Notice, to participate in such sale of Co-Sale Shares on the same terms and conditions, including to sell at the same price per share. To the extent one or more of the other Shareholders exercises such right of co-sale (the “Co-Sale Right”) in accordance with the terms and conditions set forth below, the number of Co-Sale Shares that the Selling Shareholder(s) may sell in the relevant transaction shall be correspondingly reduced. The Co-Sale Right of each Shareholder shall be subject to the following terms and conditions:

          (a) Each Shareholder may sell all or any part of that number of the Ordinary Class Shares, Series A Preference Shares and/or Series B Preference Shares, as the case may be, held by such Shareholder that is equal to the product obtained by multiplying the aggregate number of shares of Co-Sale Shares set forth in the Co-Sale Notice by (y) a fraction, the numerator of which is the aggregate number of Ordinary Class Shares held by such Shareholder at the time of the sale and the denominator of which is the aggregate number of Ordinary Class Shares held by the Selling Shareholder(s) and all other Shareholders which are exercising their Co-Sale Rights at such time.
          (b) For purposes of determining any calculations under this Section 9, the number of Ordinary Class Shares held by any Shareholder or Shareholders, including the Selling Shareholder(s), shall be calculated on an as-converted basis (e.g., taking into account the sum of the number of Ordinary Class Shares held by such Shareholder at such time plus the number of Ordinary Class Shares that would be held by such Shareholder upon conversion of such Shareholders’ Series A Preference Shares and/or Series B Preference Shares, as applicable).
          (c) Each Shareholder shall effect its participation in the sale by promptly delivering to the Secretary of the Company a written notice requesting the Secretary to revise the share ledger to represent the proposed sale of shares to the prospective purchaser upon the closing of the proposed sale. Such notice shall include the type and number of shares of Outstanding Shares of the Company which such Shareholder elects to sell; provided, that if the prospective purchaser objects to the delivery of Series A Preference Shares or Series B Preference Shares in lieu of Ordinary Class Shares, such holder of Series A Preference Shares and/or Series B Preference Shares, as the case may be, shall convert such Series A Preference Shares and/or Series B Preference Shares, as the case may be, into Ordinary Shares and deliver that number of Ordinary Shares as calculated as provided above. The Company agrees to make any such conversion concurrent with the actual sale of such shares to the purchaser.
          (d) Upon receipt of notice from the Company that the transfer of such shares in the stock ledger has occurred, the Selling Shareholder(s) shall concurrently therewith assign to each such other Shareholder who shall have properly effected its Co-Sale Rights hereunder that portion of the sale proceeds to which such Shareholder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibit such assignment of proceeds or otherwise refuse to purchase shares or other securities from a Shareholder exercising its Co-Sale Rights, the Selling Shareholder(s) shall not sell to such prospective purchaser or purchasers any shares of Outstanding Shares of the Company unless and until, simultaneously with such sale, the Selling Shareholder(s) shall purchase such shares of Outstanding Shares of the Company from such other Shareholder or Shareholders, as the case may be.
          (e) Non-Exercise of Rights. To the extent any Shareholder does not elect to participate in the sale of Co-Sale Shares in the time periods specified, the Selling Shareholder(s) may, not later than 120 days following delivery to the other Shareholders of the Co-Sale Notice, conclude a sale of the Co-Sale Shares on terms and conditions not materially more favorable to the transferee than those described in the Co-Sale Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice or any sale of such Co-Sale Shares after the 120 day period, shall be made only after compliance anew with the provisions of this Section 9.
          (f) Termination. The Co-Sale Rights of the Shareholders shall terminate upon a Qualified IPO (as such term is defined in the Amended and Restated Bye-laws).
10. Amendment.
     10.1 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company (ii) Technology Holdings, (iii) the Majority Second Lien Shareholders, (iv) the Majority Interest Second Lien Lenders and (v) the Majority Note Purchaser Shareholders; provided, however, that any amendment that adversely and disproportionately affects a Second Lien Lender or Second Lien Shareholder, or increases the monetary obligations or liabilities of any such Second Lien Lender or Second Lien Shareholder, shall require that Second Lien Lender’s or Second Lien Shareholder’s, as the case may be, written consent.
11. Voting Arrangements.
     11.1 The Company and each of the Shareholders hereby agree to take such action necessary, including voting or otherwise consenting with respect to the Shares owned by it, or cause any Representatives designated by such Shareholder to take such action necessary, including voting or otherwise consenting, as maybe required under applicable Bermuda law, to give full and timely effect to (1) Bye-Law 3 of the Amended and Restated Bye-Laws with respect to the redemption of the Preference Shares and (2) Section 12 of this Agreement.
12. Board of Directors.
     12.1 Technology Holdings shall have the right at any time prior to the consummation of the Third Closing and as long as it continues to hold a majority of the outstanding Ordinary Class Shares, calculated on an as-if converted basis, to appoint at least a majority of the directors of the Managing Entities (as defined below). Subject to Sections 12.2(b) and 12.2(c), the holders of a current majority in interest of the Loans excluding any holder of Loans that also holds Series B2 Preference Shares or Series B2 Ordinary Shares (the “Majority Interest Second Lien Lenders”), as a group, shall be entitled by written notice to the Company to appoint one director to the board or other governing body of each of the Company, Bermuda, Ltd. and Stratus, Inc., (the “Managing Entities”) and such director shall be a member of each committee of such board or governing body except to the extent such committee was formed to approve a transaction in which that director or such director’s employer (or its Affiliate) has a material interest or to the extent prohibited by applicable law. In addition, for so long as The Northwestern Mutual Life Insurance Company is a holder of Loans, The Northwestern Mutual Life Insurance Company shall have the right to appoint a designee that is an employee of The Northwestern Mutual Life Insurance Company or its Affiliate as an observer to the boards and the committees of the Managing Entities. Such observer shall be subject to all confidentiality and other information sharing limitations (including, without limitation, any trading restrictions) applicable to any Director, and the Company shall not be obligated to provide any information to such observer to the extent doing so could reasonably be expected to jeopardize any privileges. In addition, by vote of the majority of the Directors on an applicable board of any of the Managing Entities, such board may, to the extent the Directors deem it in necessary in good faith, meet in executive session, without the presence of any observer or other non-director persons, including in order to maintain any such privilege.
     12.2 Subject to Sections 12.2(b) and 12.2(c), following the consummation of the Third Closing (if applicable), the Majority Interest Second Lien Lenders, as a group, shall be entitled, by a written notice to the Company, to appoint the majority of the directors on the board of each of the Managing Entities (directors appointed by the Majority Interest Second Lien Lenders pursuant to Sections 12.1 and 12.2, the “Second Lien Lender Designees”), provided that Technology Holdings shall be entitled to appoint at least three directors to the Managing Entities (such persons, the “Technology Holdings Designees”, and together with the Second Lien Lender Designees the “Shareholder Designees”), at any time following the Third Closing.
          (a) The Company shall reimburse each of the Shareholder Designees for their reasonable out-of-pocket expenses incurred by them for the purpose of attending meetings of the Managing Entities or committees thereof.
          (b) Upon Discharge, the Majority Interest Second Lien Lenders shall cease to have the rights to designate any directors to the Managing Entities pursuant to Section 12.1 or Section 12.2, provided, however, that the Second Lien Shareholders holding a current majority in interest in the Series B Preference Shares shall, upon such Discharge, have the right to appoint one director to the boards or other governing bodies of the Managing Entities, so long as at least 50% of the aggregate outstanding Series B Preference Shares as of the date of such Discharge remain outstanding. The number of Directors on the boards of the Managing Entities shall be adjusted in accordance with changes to or removal of the Shareholder Designees pursuant to this Section 12.2(b).
          (c) Each Second Lien Lender Designee must not be, at the time of their appointment to the board of a Managing Entity, a competitor of the Company or its Affiliates, and if they become a competitor of the Company or its Affiliates, they shall be automatically removed from the board of each Managing Entity.
     12.3 Removal of Directors. Each Director is subject to removal at any time for any reason, or for no reason, by (and only by) the Shareholder or Shareholders which designated such director.
     12.4 Filling Vacancies. If at any time a vacancy is created on a board of a Managing Entity by reason of the death, removal or resignation of any of the directors, the Shareholders agree to take such action, within 20 days of such occurrences, to approve and elect director(s) designated to fill such vacancy or vacancies in accordance with Sections 12.1 and 12.2.
     12.5 Material Decisions. For so long as the Majority Interest Second Lien Lenders have the right to appoint a director to the boards of the Managing Entities pursuant to this Section 12, any action that would require the approval of the board of directors or other governing body of a Subsidiary of the Company and, in the reasonable judgment of the directors on that board, would have a material effect on the Company or such Subsidiary shall require the prior approval of the Board and the Company shall not permit any of its Subsidiaries from taking any such material action without first obtaining such prior approval of the Board.
     12.6 Covenant to Vote. Each of the Shareholders shall vote the Shares then owned or controlled by such Shareholder (i) at any annual or special general meeting of Shareholders of the Company called for the purpose of voting on the election or removal of directors or (ii) by written consent of Shareholders of the Company with respect to the election or removal of directors in favor of the election of the directors nominated or the removal of the directors designated in accordance with this Section 12.
13. Environmental.
     13.1 The Company hereby affirmatively covenants to:
          (a) Provide prompt written notice to the Board and Second Lien Shareholders, of any environmental, health or safety (“EHS”), event or matter reasonably likely to materially adversely impact the Company’s operations, including, but not limited to notices of violations; fines or assessments; citations; suits; written complaints or administrative actions alleging violations of EHS laws; serious personal injury or property damage; unauthorized releases, spills or discharges of any significant quantities of hazardous substances into the environment or conditions which may cause the Company to operate in non-compliance with its EHS policies or applicable EHS laws;
          (b) Upon the reasonable request of any member of the Board, provide to the Board, a written report describing the compliance of the Company with its EHS policies and applicable EHS laws, and implement such improvements and corrections as may be necessary or appropriate, after consultation with outside counsel and the Board, to maintain conformance with such policies and laws; and
          (c) Comply with all applicable statutes, laws, ordinances, rules, orders and regulations concerning labor, industrial hygiene and EHS laws, except where the failure to so comply could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business, or properties of the Company.
14. General Provisions.
     14.1 Notices.
          (a) Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given;
               (i) in the case of hand delivery to the address set forth below, on the next Business Day after delivery;
               (ii) in the case of delivery by an internationally recognized overnight courier to the address set forth below, freight prepaid, on the next Business Day after delivery;

               (iii) in the case of a notice sent by facsimile transmission to the number, and addressed as, set forth below, on the next Business Day after delivery, if facsimile transmission is confirmed; and
               (iv) in the case of a notice sent by email to the email address set forth below, on the date of written acknowledgment of receipt of such email by the recipient.
          (b) In the event that notices are given pursuant to one of the methods listed in clauses (i) through (iii) above, a copy of the notice should also be sent by email.
          (c) Contact details:
For the Company:
Technology Holdings Ltd
Milner House
18 Parliament Street
Hamilton, Bermuda HM12
Attn: Secretary
Fax: (441) 292-7880
Email: tgrant@chw.com
With a copy to:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attn: E. Michael Greaney, Esq.
         Steven Shoemate, Esq.
Fax: (212) 351-4035
Email: mgreaney@gibsondunn.com; sshoemate@gibsondunn.com
For the Ordinary Investors:
Stratus Holdings Limited
c/o Investcorp Management Services Limited
P.O. Box 5340
Manama, Bahrain
Fax: + 973-536-541
Investcorp Stratus Limited Partnership
c/o Investcorp Management Services Limited
P.O. Box 5340
Manama, Bahrain
Fax: + 973-536-541

With a copy to:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attn: David Rosenauer
Fax: (212) 351-4035
Email: drosenauer@gibsondunn.com
For MidOcean Capital Partners Europe, L.P.:
MidOcean Capital Partners Europe, L.P.
320 Park Avenue, 17th Floor
New York, NY 10022
Attn: Robert Sharp
Fax: (212) 497-1373
Email: rsharp@midoceanpartners.com
With a copy to:
Kirkland & Ellis, LLP
655 Fifteenth Street, N.W., Suite 1200
Washington, DC 20005
Attn: Mark Director, Esq.
Fax: (202) 879-5200
Email: mdirector@kirkland.com
For the Second Lien Shareholders:
At the address provided on each Second Lien Shareholder’s signature page hereto.
With a copy to:
Milbank, Tweed, Hadley & McCloy LLP
601 S. Figueroa St. — 30th Floor
Los Angeles, CA 90017
Attn: Brett Goldblatt
Fax: (213) 892-4471
Email: bgoldblatt@milbank.com
For the Note Purchaser Shareholders:
At the address provided on each Note Purchaser Shareholder’s signature page hereto.
     Each Person making a communication hereunder by facsimile shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such communication shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 14.1, by giving the other parties written notice of the new address in the manner set forth above.
     14.2 Confidentiality. Each Shareholder agrees that, except as otherwise consented to in writing by the Company, all information provided or furnished to it about the Company and its Subsidiaries, including, without limitation, pursuant to this Section 14 or any of the information or other rights under the Amended and Restated Bye-Laws, will be kept strictly confidential and will not be disclosed by such Shareholder, or by any of its Representatives or employees, in any manner whatsoever, in whole or in part, except that (a) each Shareholder shall be permitted to disclose such information to those of its Representatives, investors, partners and employees who need to know such information in connection with such Shareholder’s investment in the Company and who are informed of the confidential nature of such information and agrees to be bound with an obligation of confidentiality, (b) each Shareholder shall be permitted to disclose information to the extent required by law, so long as such Shareholder shall have first afforded the Company with a reasonable opportunity to contest the necessity of disclosing such information and cooperates with any efforts of the Company to do so, (c) each Shareholder shall be permitted to disclose information to a prospective transferee, only to the extent such information is necessary for such transferee to analyze a potential investment in the Company, so long as such transferee is informed of the confidential nature of such information and agrees to be bound by the confidentiality obligations contained in this Section and (d) disclosure of information that is or has become generally available to the public other than as a result of disclosure by or at the direction of such Shareholder or its Representatives in violation of this Section 14.2.
     14.3 Survival of Representations, Warranties and Covenants. The respective representations and warranties of the Company and the New Shareholders contained in this Agreement and any certificate delivered pursuant hereto shall survive for six months after the Third Closing.
     14.4 Fees and Expenses. Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by the other; provided, however that Milbank, Tweed, Hadley and McCloy LLP shall be paid by the Company pursuant to the terms of the fee letter between them and the Company, dated March 16, 2010.
     14.5 Entire Agreement. This Agreement, together with all the documents identified herein, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations, written or oral, among the parties respecting the subject matter hereof; provided, however, that nothing in this Agreement shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

     14.6 Governing Law. This Agreement, and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to conflict of laws and choice of law.
     14.7 Submission to Jurisdiction; Waiver of Jury Trial. The Company and the Shareholders hereby submit to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof for purposes of all legal proceedings which may arise hereunder or under any of the other documents entered into in connection herewith. The Company and the Shareholders irrevocably waive, to the fullest extent permitted by law, any objection which it may have or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company and the Shareholders hereby consent to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, to its address specified in Section 14.1 or in any other manner permitted by law. THE COMPANY AND THE SHAREHOLDERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER VERBAL OR WRITTEN), OF THE COMPANY AND THE SHAREHOLDERS.
     14.8 Severability. If any term, provision, agreement, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not effected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
     14.9 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.
     14.10 Conflict with Bye-Laws. If, during the continuance of this Agreement, there should be any conflict between the provisions of this Agreement and the provisions of the Bye-Laws, the Shareholders shall join together to pass such resolutions as may be required to amend the relevant provisions of the Bye-Laws so that such provisions of the Bye-Laws may accord with the provisions of this Agreement and, failing such resolution, the provisions of this Agreement shall prevail.
     14.11 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except pursuant to a joinder as described in this Agreement, no party may assign its rights or obligations hereunder without the prior written consent of the Company, the Majority Second Lien Shareholders and the Majority Interest Second Lien Lenders, which consent shall not be unreasonably withheld or delayed; provided, however, notwithstanding the foregoing, Technology Holdings shall be entitled to assign any of its rights hereunder to any of its shareholders, including, without limitation, to permit such shareholders to exercise the preemptive rights, registration rights and Co-Sale Rights provided pursuant to Sections 7, 8 and 9 hereof directly, rather than indirectly through Technology Holdings, provided that any such assignees agree to be bounder hereunder with respect to such assigned rights and obligations. No assignment shall relieve the assigning party of any of its obligations hereunder.
     14.12 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.
     14.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile of an executed counterpart of any signature page to this Agreement to be executed hereunder shall have the same effectiveness as the delivery of a manually executed counterpart thereof.
     14.14 Adjustments for Share Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of the Company, then, upon the occurrence of any subdivision, combination, reverse split, share dividend, or the like of shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of share by such subdivision, combination or share dividend.
     14.15 Public Announcements. Unless otherwise required by applicable law (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the Company and Majority Second Lien Shareholders (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such announcement.
(signature page follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

STRATUS TECHNOLOGIES BERMUDA HOLDINGS LTD.
By:

By:	/s/ Fred Prifty
	Name:	Fred Prifty
	Title:	Vice President and Assistant Secretary

TECHNOLOGY HOLDINGS LTD.
By:

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:	DEUTSCHE BANK AG
NEW YORK BRANCH
By:	DB Services New Jersey, Inc

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

By:	/s/ Deirdre D. Cesario
Deirdre D. Cesario
Assistant Vice President

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:	Transamerica Life Insurance Company

By:	/s/ James K. Schaeffer
	Name:	James K. Schaeffer
	Title:	Vice President
	Address:	4333 Edgewood Rd NE Cedar Rapids, Iowa 52499

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:	General Electric Capital Corporation

By:	/s/ James N. Urbates
	Name:	James N. Urbates
	Title:	Duly Authorized Signatory
	Address:	General Electric Capital Corporation 500 West Monroe Street, 17th Floor Chicago IL 60661

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:	T2 INCOME FUND CLO I LTD
By:	T2 ADVISERS, LLC
AS COLLATERAL MANAGER

By:	/s/ SAUL ROSENTHAL
	Name:	SAUL ROSENTHAL
	Title:	PRESIDENT
	Address:	8 SOUND SHORE DR, SUITE 255 GREENWICH, CT 06832

[Signature Page to Subscription and Shareholders Agreement]

PARK WEST INVESTORS MASTER FUND, LIMITED SECOND LIEN SHAREHOLDER
By:	PARK WEST ASSET MANAGEMENT LLC
HS:	INVESTMENT MANAGER

By:	/s/ JAMES J. WATSON
	Name:	JAMES J. WATSON
	Title:	CHIEF FINANCIAL OFFICER
	Address:	900 Larkspur Landing Circle, Suite 165 Larkspur, CA 94939 operations@parkwestllc.com

[Signature Page to Subscription and Shareholders Agreement]

PARK WEST PARTNERS INTERNATIONAL, LIMITED SECOND LIEN SHAREHOLDER
By:	PARK WEST ASSET MANAGEMENT LLC
HS:	INVESTMENT MANAGER

By:	/s/ JAMES J. WATSON
	Name:	JAMES J. WATSON
	Title:	CHIEF FINANCIAL OFFICER
	Address:	900 Larkspur Landing Circle, suite 165 Larkspur, CA 94939 operations@parkwestllc.com

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:

ARES IIIR/IVR CLO LTD. BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

ARES VR CLO LTD. BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:

ARES VIR CLO LTD. BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

ARES VII CLO LTD. BY: ARES CLO MANAGEMENT VII, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VII, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:

ARES VIII CLO LTD. BY: ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP VIII, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

ARES IX CLO LTD. BY: ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER BY: ARES CLO GP IX, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:

ARES XI CLO LTD. By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

ARES XII CLO LTD. BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:

CONFLUENT 2 LIMITED BY: ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER BY: ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, AS MANAGER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER

By:

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY: ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT, LLC, ITS MANAGER

By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENTS GP, LLC, AS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER

By:

ARES SPECIAL SITUATIONS FUND, L.P. BY: ASSF MANAGEMENT, L.P., ITS GENERAL PARTNER BY: ASSF OPERATING MANAGER, LLC, ITS GENERAL PARTNER BY: ARES MANAGEMENT LLC, ITS SOLE MEMBER
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
Title : AUTHORIZED SIGNATORY

DF US BD HOLDINGS LLC
By:	/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
Title : AUTHORIZED SIGNATORY

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER By: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Richard A. Strait
	Name:	Richard A. Strait
	Title:	Its Authorized Representative

Address:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Securities Department
Facsimile: (414) 665 - 7124
E-mail: privateinvest@northwesternmutual.com

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER By: CS CF Equity I LLC
By:	/s/ Joanne Fungaroli
Name : Joanne Fungaroli
	Title:	Authorized Signatory
Address: c/o Capital Source CF LLC 4445 Willard Ave, 12th Floor Chevy Chase, MD 20815 Attn: Akim Grate

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER DMD Special Situations Funding LLC By Capital Source Servicing LLC, as Servicer
By:	/s/ Joanne Fungaroli
	Name:	Joanne Fungaroli
	Title:	Authorized Signatory
	Address:	c/o Capital Source Servicing LLC 4445 Willard Ave, 12th Floor Chery Chase, MD 20815 Attn: Akim Grete

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER By: JPMorgan High Yield Fund
By:	/s/ James P.Shanahan
	Name:	James P. Shanahan, Jr.
	Title:	Managing Director
	Address:	8044 Montgomery Road, Floor 05 Cincinnati, OH, 45236

[Signature Page to Subscription and Shareholders Agreement]

GSO/PSI I, INC. By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC
By:	/s/ Daniel H.Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory
Address: 280 Park Avenue, 11th Floor New York, NY 10017

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER

By: TPG Credit Opportunities Fund. L.P. By: TPG Credit Opportunities Fund GP. L.P. Its: General Partner
By:	/s/ [ILLEGIBLE]
Name:
Title:
Address:

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER
By:	TPG Credit Opportunities Investors, L.P.
By:	TPG Credit Opportunities Fund GP, L.P. Its: General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:
Address:

[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER

By:	TPG Credit Strategies Fund, L. P.
By:	TPG Credit Strategies GP, L. P. Its: General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:
Address:

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Acuity Corporate Opportunity Master Fund Ltd.

By:	/s/ John Hasnisch
	Name:	John Hasnisch
	Title:	Portfolio Manager
	Address:	4 Greenwich office Park, 3rd Flr. Greenwich, CT 06831

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	TICC CAPITAL CORP

By:	/s/ Saul Rosenthal
	Name:	SAUL ROSENTHAL
	Title:	PRESIDENT
	Address:	8 SOUND SHORE DR SUITE 255 GREENWICH, CT 06830

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Ulysses Partners, L.P.

By:	/s/ David K. Sherman
	Name:	David K. Sherman
	Title:	Authorized Agent as Investment Adviser
	Address:	c/o Cohanzick Management LLC 427 Bedford Road Suite 230 Pleasantville, NY 10570

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Cohanzick Absolute Return Master Fund, Ltd.

By:	/s/ David K. Sherman
	Name:	David K. Sherman
	Title:	Authorized Agent
	Address:	427 Bedford Road Suite 230 Pleasantville, NY 10570

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Cohanzick Credit Opportunites Master Fund, Ltd.

By:	/s/ David K. Sherman
	Name:	David K. Sherman
	Title:	Authorized Agent
	Address:	427 Bedford Road Suite 230 Pleasantville, NY 10570

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Ulysses Offshore Fund,Ltd.

By:	/s/ David K. Sherman
	Name:	David K. Sherman
	Title:	Authorized Agent as Investment Adviser
	Address:	c/o Cohanzick Management LLC 427 Bedford Road Suite 230 Pleasantville, NY 10570

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	MFC Sentinel Corporate Bond Fund

By:	/s/ Bryan C Krug
	Name:	Bryan C Krug
	Title:	Sr. Vice President
	Address:	3200 Lamar P.O. Box 29217 Sharwnee Mission, KS 66201-921

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHRAREHOLDER
By:	IVY FUNDS, INC. High Income Fund

By:	/s/ Bryan C Krug
	Name:	Bryan C Krug
	Title:	Sr. Vice President
	Address:	3200 Lamar P.O. Box 29217 Sharwnee Mission, KS 66201-9217

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	The Hartford Mutual Funds, Inc. on behalf of
The Hartford Strategic Income Fund The Hartford High Yield Fund The Hartford Income Fund

By:	Hartford Investment Management Company
Its Sub-advisor

By:	/s/ Hugh T.M. Whelan
	Name:	Hugh T.M. Whelan
	Title:	Managing Director
	Address:	55 Farmington Avenue, Hartford, CT 06105
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Hartford Series Fund, Inc. on behalf of
Hartford High Yield HLS Fund
By: Hartford Investment Management Company
Its Sub-advisor

By:	/s/ Hugh T.M. Whelan
	Name:	Hugh T.M. Whelan
	Title:	Managing Director
	Address:	55 Farmington Avenue, Hartford, CT 06105
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Aviva Life and Annuity Co.

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Des Moines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Aviva Life and Annuity Co.

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Des Moines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Aviva Life and Annuity Co.

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Des Moines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	FSITC

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Dos Maines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Aviva Investors Global Securities Limited

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Dos Maines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Aviva Investors North America

BY:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Dos Maines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Northwest Speciality High Yield Bond Fund

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walnut Street Suite 1700 Dos Maines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Northwest Global Speciality High Yield

By:	/s/ Troy Lewis
	Name:	Troy Lewis
	Title:	Trade Operations Analyst
	Address:	699 Walut Street Suite 1700 Dos Maines, IA 50309
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Restoration Holdings Ltd

By:	/s/ Pamela M. Lawrence
	Name:	Pamela M. Lawrence
	Title: Address:	Director 325 Greenwich Ave Greenwich, CT 06830

[Signature Page to Subscription and Shareholders Agreement]

Park West Investors Master Fund, Limited NOTE PURCHASER SHAREHOLDER By: Park West Asset Management LLC Its: Investment Manager
By:	/s/ JAMES J. WATSON
	Name:	JAMES J. WATSON
	Title: Address:	CHIEF FINANCIAL OFFICER 900 Larkspur Landing Circle Suite 165 Larkspur, C/A 94939

[Signature Page to Subscription and Shareholders Agreement]

Park West Partners International, Limited NOTE PURCHASER SHAREHOLDER By: Park West Asset Management LLC Its: Investment Manager
By:	/s/ JAMES J. WATSON
	Name:	JAMES J. WATSON
	Title: Address:	CHIEF FINANCIAL OFFICER 900 Larkspur Landing Circle Suite 165 Larkspur, C/A 94939

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	ICE Global Value Loans Master Fund Ltd
By:	ICE Canyon LLC

By:	[ILLEGIBLE]
Name:
Title:
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Silver Rock Financial LLC

By:	/s/ Ralph Finerman
	Name:	RALPH FINERMAN
	Title:	MANAGER
	Address:	1250 4TH ST SANTA MONICA, CA 90401
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	SCHRODER ISF GLOBAL HIGH YIELD AECT#90008049

By:	/s/ Wesley A. Sparks
	Name:	Wesley A. Sparks
	Title:	FUND MANAGER, SCHRODER ISF GLOBAL HIGH YIELD HEAD OF US FIXED INCOME
	Address:	871 THIRD AVENUE-22ND FLOOR NEW YORK, NY 10022
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	SISF GLOBAL HIGH YIELD - US COMPOSITE PORTFOLIO AECT# 90008005

By:	/s/ Wesley A. Sparks
	Name:	WESLEY A. SPARKS
	Title:	HEAD OF US FIXED INCOME
	Address:	871 THIRD AVENUE - 22ND FLOOR NEW YORK, NY 10022
[Signature Page to Subscription and Shareholders Agreement]

KLS Diversified Master Fund L.P.
NOTE PURCHASER SHAREHOLDER By: KLS Diversified Asset Management LP
By:	/s/ Michael Zarrilli
	Name:	Michael Zarrilli
	Title:	Chief Operating Officer
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: AK Steel Master Pension Trust
By:	[ILLEGIBLE]
	Name:	Penn capital Mgnt co
	Title:	Chief [ILLEGIBLE] Officer
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Stationary Engineers Local 39 Pension Trust Fund
By:	[ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: InDianapolis Power & Light Company Employees’ Retivement Plan
By:	[ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: The J.A. & (ILLEGIBLE) Albertson FounDation
By:	[ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	COLCORY FOUNDATION

By:	[ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Consulting Group Capital Markets Funds

By:	[ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Automotive Industries Pension Trust Fund

By:	[ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Maryland State Retirement Agency

By:	/s/ [ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Sheet Metal Workers’ Pension Plan of Northern California

By:	/s/ [ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Employees of Oneok, Inc. & Subsidiaries Retirement Plan

By:	/s/ [ILLEGIBLE]
	Name:	PENN CAPITAL MGMT
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Retirement Board of Allegheny County

By:	/s/ [ILLEGIBLE]
	Name:	Penn Capital Management
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	City of Bristol Employee Pension Fund

By:	/s/ [ILLEGIBLE]
	Name:	Penn Capital Management
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Sheet Metal Workers’ National Pension Fund

By:	/s/ [ILLEGIBLE]
	Name:	Penn Capital Management
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	South Carolina Retirement System Investement Commission

By:	/s/ [ILLEGIBLE]
	Name:	Penn Capital Management
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	2BLLC

By:	/s/ [ILLEGIBLE]
	Name:	Penn Capital Management
	Title:	CCO
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
Evergreen High Income Fund

By: Evergreen Investments Management
Company LLC, solely as agent and not in its
individual capacity

Name: [ILLEGIBLE]
Title: Vice President
Address:

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
Evergreen Income Advantage Fund

By: Evergreen Investments Management
Company LLC, solely as agent and not in its
individual capacity

Name: [ILLEGIBLE]
Title: Vice President
Address:

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
Evergreen Multi Sector Income Fund

By: Evergreen Investments Management
Company LLC, solely as agent and not in its
individual capacity

Name: [ILLEGIBLE]
Title: Vice President
Address:

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	NEW MOUNTAIN GUARDIAN (Leveraged), LLC

By:	/s/ ROB HAMWEE
	Name:	ROB HAMWEE
	Title:	MANAGING DIRECTOR
	Address:	787 Seventh Avenue 49th FL. NY., NY. 10019

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	MFC Global Investment Management, a Division of Elliot & Page Limited for and on behalf of Brompton VIP Income Fund

By:	/s/ Konstantin Kizanov
	Name:	Konstantin Kizanov
	Title:	AUP, Portfolio Manager
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	MFC Global Investment Management, a Division of Elliot & Page Limited for and on behalf of Brompton Advantage VIP Income Fund

By:	/s/ Konstantin Kizanov
	Name:	Konstantin Kizanov
	Title:	AUP, Portfolio Manager
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: State of Indiana / Major Moves Construction Fund

By:	/s/ Mike Bishof
	Name:	Mike Bishof
	Title:	COO
	Address:	LCP
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: NVIT Multi - Sector Bond Fund

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Multi-Style Multi-[ILLEGIBLE] Funds PLC

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: American Air Liquide Holdings, Inc.

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER BY: American Beacon High Yield Bond Fund

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Suzuka RNKA Kilimanjaro

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: CALPERS High Yield Bond Fund

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: The Kroger Co. Master Retirement Savings Trust

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Logan Circle Partner High Yield L.P.

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Weingar Foundation

By:	/s/ Michael Bishof
	Name:	Michael Bishof
	Title:	COO
Address: LCP

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Battery Park High Yield Opportunity Strategic Fund, Ltd.
By:	/s/ David Crall
	Name:	David Crall
	Title:	Portfolio Manager
Address: Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Battery Park High Yield Opportunity Master Fund Ltd.

By:	/s/ David Crall
	Name:	David Crall
	Title:	Portfolio Manager
Address: Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Nomura Cayman High Yield Fund

By:	/s/ Amy Yu
	Name:	Amy Yu
	Title:	Portfolio Manager
Address: Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Stichting Pensioenfonds Metaal en Techniek (PMT)
By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Portfolio Manager
Address: Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center , Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Stichting Pensioenfonds Hoogovens (SPH)
By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Portfolio Manager
	Address:	Nomura Corporate Research and Asset Management Inc. , as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	GMAM Investments Funds Trust - #7MS7

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Portfolio Manager
	Address:	Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	The Regents of the University of California
By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Portfolio Manager
	Address:	Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	High Yield Bond Open Fund Mother Fund

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title: Address:	Portfolio Manager Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10231

[Signature Page to Subscription and Shareholder Agreement]

NOTE PURCHASER SHAREHOLDER By: Nomura US Attractive Yield Corporate Bond Fund Mother Fund
By: /s/ Stephen Kotsen
Name:	Stephen Kotsen
Title: Address:	Portfolio Manager Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: L-3 Communications Corporation Master Trust

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title: Address:	Portfolio Manager Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Barclays Global High Yield Bond Fund

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title: Address:	Portfolio Manager Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Montgomery County Employees’ Retirement System

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Portfolio Manager
	Address:	Nomura Corporate Research and Asset Management Inc., as Investment Advisor 2 World Financial Center, Building B 18th Floor, New York, NY 10281
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Structured Asset-Booked Linked Trust

By:	/s/ Frank Koster
	Name:	Frank Koster
	Title:	Chief Investment Officer
	Address:	100 Bank Street Burlington, VT
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Principal Linked Investment Defeased Trust

By:	/s/ Frank Koster
	Name:	Frank Koster
	Title:	Chief Investment Officer
	Address:	100 Bank Street Burlington, VT
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Old Mutual Dwight High Yield Fund

By:	/s/ Frank Koster
	Name:	Frank Koster
	Title:	Chief Investment Officer
	Address:	100 Bank Street Burlington, VT
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: The Dwight High Yield Fund

By:	/s/ Frank Koster
	Name:	Frank Koster
	Title:	Chief Investment Officer
	Address:	100 Bank Street Burlington, VT
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: State Street Bank And Trust Company as directed trustee for the DuPont Pension Trust

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	VP
Address:
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Newport Global Credit Fund (Master) LP

By:	/s/ Roger A May
	Name:	Roger A May
	Title:	Sr. Managing Partner
Address: 21 Waterway #150 The Woodlands, TX 77380
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	JPMorgan High Yield Fund

By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Pacholder High Yeild Fund

By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Southern UTE Permanent Fund

By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER
By:	Comminyled Pension Trust Fund (High Yield)

By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Louisiana State Employee’s Retirement System
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: National Railroad Retirement Investment Trust
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Principal Funds Inc. — High Yield Fund I
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: JPMorgan Strategic Income Opportunities Fund
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: JPMorgan Income Opportunity Fund
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: AST-JPMorgan Strategic Opportunities Port-SIOF Distressed
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: JPMorgan US High Yield Bond Mother Fund
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: JPMorgan High Yield US Dollar Mother Fund
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Nomura Currency Fund — US High Yield Bond
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director
	Address:	8044 Montgomery Rd Cincinnati, OH 45236

[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	AXA Premier Vip Trust

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief Legal & Compliance Officer Address: c/o Post Advisory Group 1620 26th st, Ste 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	Post Traditional High Yield Fund, L.P.

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief Legal & Compliance Officer Address: c/o Post Advisory Group, LLC 1620 26th Street, Suite 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	Timken Company Collective Investment Trust for Retirement Trust

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief Legal and Compliance Officer Address: c/o Post Advisory Group, LLC 1620 26th Street, Suite 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	South Carolina Retirement System Investment Commission

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief Legal & Compliance Officer Address: c/o Post Advisory Group LLC 1620 26th st, Ste 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	National Telecommunications Cooperative Association

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief Legal & Compliance Officer Address: c/o Post Advisory Group, LLC 1620 26th Street, Suite 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	Post High Yield Plus Master Fund L.P.

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief of Legal & Compliance Officer Address: c/o Post Advisory Group, LLC 1620 26th Street, Suite 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER

By:	THYSSENKRUPP

By:	/s/ Sanije Perrett
	Name:	Sanije Perrett
Title: Chief Legal & Compliance Officer Address: c/o Post Advisory Group, LLC 1620 26th Street, Suite 6500 North Santa Monica, CA 90404
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Longhorn Credit Funding, LLC
By:	/s/ Mark K. Okada
	Name:	Mark K. Okada
	Title:	Executive Vice President
	Address:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Jefferies High Yield Trading, LLC
By:	/s/ Robert J. Welch
	Name:	Robert J. Welch
	Title:	Chief Financial Officer
	Address:	Jefferies High Yield Trading, LLC
[Signature Page to Subscription and Shareholders Agreement]

NOTE PURCHASER SHAREHOLDER By: Jefferies & Co., Inc.
By:	/s/ Robert J. Welch
	Name:	Robert J. Welch
	Title:	Managing Director
	Address:	Jefferies & Co., Inc.
[Signature Page to Subscription and Shareholders Agreement]

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC
By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory
	Address:	280 Park Avenue, 11th Floor New York, NY 10017
[Signature Page to Subscription and Shareholders Agreement]

SECOND LIEN SHAREHOLDER By: CAPITALSOURCE FINANCE LLC [1]
By:	/s/ Joanne Fungaroli
	Name:	Joanne Fungaroli
	Title:	Authorized Signatory
	Address:	4445 Willard Ave., 12th Fl. Chevy Chase, MD 20815
[1] Note that CapitalSource Finance LLC’s Permitted Designee hereunder is CS CF Equity I LLC
[Signature Page to Subscription and Shareholders Agreement]

Schedule 3.1(b)
1.	Shareholders Agreement, dated as of May 23, 2002, by and among Stratus Technologies Bermuda Holdings Limited (as successor to Stratus Technologies Group, S.A.), the Ordinary Investor, the Series A Investors, the Series B Investors and the Management Shareholders.
2.	Stock Option Agreements, each between Stratus Technologies Bermuda Holdings Limited (in certain cases, as successor to Stratus Technologies Group, S.A.) and the other party thereto, and each entered into pursuant to a stock incentive plan of Stratus Technologies, Inc., or an affiliate thereof.
3.	Stock Incentive Plan of Stratus Technologies, Inc., first established on March 29, 1999, as amended and restated on February 24, 2009.
4.	Share Purchase and Shareholder Agreements, each between Stratus Technologies Bermuda Holdings Limited (in certain cases as successor to Stratus Technologies Group, S.A.) and the other party thereto.
5.	Put Option Agreements, each between Stratus Technologies Bermuda Holdings Limited (in certain cases, as successor to Stratus Technologies Group, S.A.) and the other party thereto.

Exhibit A
NEW SHAREHOLDER JOINDER AGREEMENT
     Reference is hereby made to the Subscription and Shareholders Agreement, dated as of [____], (as amended from time to time, the “Shareholders Agreement”), among Stratus Technologies Bermuda Holdings Ltd., a Bermuda limited liability company (the “Company”), Technology Holdings Ltd., a Bermuda limited liability company and the Company’s majority shareholder (“Technology Holdings”), and the Persons listed on the signature pages thereto (together with their permitted transferees, successors and assignees, and collectively with Technology Holdings, the “Shareholders”).
      Pursuant to and in accordance with Section 5 of the Shareholders Agreement, the undersigned hereby agrees that upon the execution of this joinder agreement, it shall become a party to the Shareholders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders Agreement as though an original party thereto and shall be deemed to be a Second Lien Shareholder or Note Purchaser Shareholders, as applicable, of the Company for all purposes thereof.
     Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Shareholders Agreement.

SECOND LIEN SHAREHOLDER
By:

By:
Name:
Title:
Address:

NOTE PURCHASER SHAREHOLDER
By:

By:
Name:
Title:
Address:

Exhibit B
SHAREHOLDER JOINDER AGREEMENT
     Reference is hereby made to the Subscription and Shareholders Agreement, dated as of [____], (as amended from time to time, the “Shareholders Agreement”), among Stratus Technologies Bermuda Holdings Ltd., a Bermuda limited liability company (the “Company”), Technology Holdings Ltd., a Bermuda limited liability company and the Company’s majority shareholder (“Technology Holdings”), and the Persons listed on the signature pages thereto (together with their permitted transferees, successors and assignees, and collectively with Technology Holdings, the “Shareholders”).
      Pursuant to and in accordance with Section 5 of the Shareholders Agreement, the undersigned hereby agrees that upon the execution of this joinder agreement, it shall become a party to the Shareholders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders Agreement as though an original party thereto and shall be deemed to be a Shareholder of the Company for all purposes thereof.
     Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Shareholders Agreement.

SHAREHOLDER
By:

By:
Name:
Title:
Address: